FAIR VALUE MEASUREMENTS (Schedule of Change of Fair Value Measurement) (Details) $ in Thousands	12 Months Ended
Dec. 31, 2016 USD ($)
Change of fair value measurements that are categorized within Level 3
Total fair value as of January 1, 2016	$ 3,177
Cash settlements	(1,990)
Shares settlements	(224)
Revaluation of liability presented at fair value	(207)
Accretion of contingent payment obligations	(8)
Change in fair value of payment obligations	35
Total fair value as of December 31, 2016	$ 783